UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                   ______________________


                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2005
                                               -----------------

                  PARK ELECTROCHEMICAL CORP.
--------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)


          New York              1-4415          11-1734643
--------------------------------------------------------------
(State or Other Jurisdiction   (Commission   (IRS Employer
     of Incorporation)        File Number)   Identification No.)

48 South Service Road, Melville, New York           11042
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  (Address of Principal Executive Offices)       (Zip Code)


Registrant's telephone number, including area code (631) 465-3600
                                              -------------------
                          Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ]  Written communications pursuant to Rule 425 under  the
         Securities Act (17 CFR 230.425)
   [  ]  Soliciting material pursuant to Rule 14a-12 under  the
         Exchange Act (17 CFR 240.14a-12)
   [  ]  Pre-commencement communications pursuant to Rule  14d-
         2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [  ]  Pre-commencement communications pursuant to Rule  13e-
         4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 2.02 Results of Operations and Financial Condition.

           Park Electrochemical Corp. (the "Company") issued a news release on April 26, 2005 reporting its results of operations for its fiscal year 2005 fourth quarter and for its full fiscal year ended February 27, 200. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1  News Release dated April 26, 2005



                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PARK ELECTROCHEMICAL CORP.



Date:  April 26, 2005         By:/s/ Murray O. Stamer
                            Name:    Murray O. Stamer
                           Title: Senior Vice President and
                                  Chief Financial Officer



                        EXHIBIT INDEX

Number
Exhibit     Description                               Page

   99.1     News Release dated April 26, 2005          5